UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities
Exchange Act of 1934

September 6, 2017
Date of Report (Date of earliest event reported)

Pitney Bowes Inc.
(Exact name of registrant as specified in its charter)

Delaware	1-3579	06-0495050
(State or other jurisdiction of incorporation or organization)	(Commission file number)	(I.R.S. Employer Identification No.)

3001 Summer Street Stamford, Connecticut 06926	(203) 356-5000
(Address of principal executive offices)	(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Securities Act. ☐

ITEM 1.01. ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

Pitney Bowes Inc. (“PBI”) entered into an Agreement and Plan of Merger (the “Agreement”), dated as of September 6, 2017, among PBI, Neutron Acquisition Corp., an indirect wholly owned subsidiary of PBI, NGS Holdings, Inc. (the “Company”) and Littlejohn Fund IV, L.P., solely in its capacity as stockholder representative, pursuant to which PBI has agreed, among other things, to acquire all of the issued and outstanding equity interests of the Company (the “Merger”) for $475,000,000 in cash consideration, subject to certain adjustments.  On September 6, 2017, PBI issued a press release announcing the entry into the Agreement.  A copy of the press release is attached as Exhibit 99.1 to this Current Report on Form 8-K and is hereby incorporated by reference into this Current Report.

The consummation of the Merger is subject to customary conditions, including the expiration or termination of any applicable waiting period (and any extension thereof) under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended, and the absence of any government order or other legal restraint prohibiting the consummation of the transactions contemplated by the Agreement.  In addition, the obligation of PBI to consummate the Merger is subject to the absence of any event, change, occurrence, development or effect having occurred from the date of the Agreement that has had or continues to have a Material Adverse Effect (as defined in the Agreement).

The Agreement contains provisions giving each of PBI and the Company rights to terminate the Agreement under specified circumstances, including if the closing has not occurred on or before November 6, 2017.

The Agreement includes customary representations, warranties and covenants of PBI and the Company.

PBI expects to finance the Merger with debt financing, which may include debt securities issued in one or more capital markets transactions, term loans, or other types of debt financing, or a combination thereof, together with cash on hand at PBI.

This Item 1.01 contains statements that are forward-looking. We want to caution readers that any forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934 may change based on various factors. These forward-looking statements, including statements concerning the consummation of the transactions contemplated by the Agreement, and the consummation of the financing transactions related to the Merger and the terms thereof, are based on current expectations and assumptions that are subject to risks and uncertainties and actual results could differ materially. Words such as “estimate,” “target,” “project,” “plan,” “believe,” “expect,” “anticipate,” “intend” and similar expressions may identify such forward-looking statements. We undertake no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise.

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS

(d) Exhibits

Exhibit Number	Description of Exhibit

99.1	Press release of Pitney Bowes Inc. dated September 6, 2017.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Pitney Bowes Inc.

Date: September 6, 2017	By:	/s/ Daniel J. Goldstein
Name: Daniel J. Goldstein
Title: Executive Vice President and Chief
Legal Officer and Corporate Secretary

EXHIBIT INDEX

Exhibit Number	Description of Exhibit

99.1	Press release of Pitney Bowes Inc. dated September 6, 2017.